Balanced Account - Class 1 Shares
Principal Variable Contracts Funds, Inc. Summary Prospectus May 1, 2015
Before you invest, you may want to review the Account's prospectus, which contains more information about the Account and its risks. You can find the Account's prospectus and other information about the Account online at www.principalfunds.com/pvcprospectus. You can also get this information at no cost by calling 1‑800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary Prospectus incorporates by reference the Statutory Prospectus dated May 1, 2015, and the Statement of Additional Information dated May 1, 2015 (which may be obtained in the same manner as the Prospectus).

Objective:	The Account seeks to generate a total return consisting of current income and capital appreciation.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.60%
Other Expenses	0.05%
Total Annual Account Operating Expenses	0.65%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Balanced Account – Class 1	$66	$208	$362	$810
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 119.8% of the average value of its portfolio.

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Principal Investment Strategies
The Account invests primarily in a diversified portfolio of equity securities and bonds. Though the percentages in each category are not fixed, equity securities generally represent 50% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash. The Account utilizes an asset allocation approach that primarily focuses on asset class allocation (equity versus fixed income) and secondarily growth versus value, domestic versus foreign, and market capitalization size. The Account invests in equity securities of small, medium, and large market capitalization companies. The Account actively trades portfolio securities.
The Account invests in intermediate maturity fixed-income securities, rated BBB- or higher by S&P or Baa3 or higher by Moody's at the time of each purchase, which includes securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, corporate bonds, asset-backed securities, mortgage backed securities, and securities issued by or guaranteed by foreign governments payable in U.S. dollars. The Account also invests in foreign securities and in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). As of December 31, 2014, the average portfolio duration of the fixed-income portion of the Account was 5.25 years.
During the fiscal year ended December 31, 2014, the average ratings of the Account's fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

51.82% in securities rated Aaa	6.69% in securities rated Ba	0.00% in securities rated C
4.31% in securities rated Aa	3.15% in securities rated B	0.00% in securities rated D
12.19% in securities rated A	1.71% in securities rated Caa	0.55% in securities not rated
19.39% in securities rated Baa	0.19% in securities rated Ca
Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

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Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

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Total Returns as of December 31 (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	12.74%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(17.87)%

Average Annual Total Returns
For the periods ended December 31, 2014	Past 1 Year	Past 5 Years	Past 10 Years
Balanced Account - Class 1	8.81%	11.69%	6.19%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%
60% S&P 500 Index/40% Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	10.62%	11.18%	6.77%
The S&P 500 Index is used to show large cap U.S. equity market performance. The Barclays U.S. Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. The blended index (as described in the table) is used to show the performance of the various asset classes used by the Account.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2014), Managing Director, Asset Allocation

•	Scott Smith (since 2014), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments may also create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend one share class of the Fund over another share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

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